Exhibit 99.1

EXECUTION COPY

This STOCK REPURCHASE AGREEMENT, dated October 25, 2006 (this “Agreement”), by and among ExlService Holdings, Inc., a Delaware corporation (the “Company”), and the holders of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”), listed on Schedule I hereto (the “Selling Stockholders”).

WHEREAS, the Company is in the process of consummating an initial public offering (the “Public Offering”) of its shares of common stock, pursuant to the Securities Act of 1933; and

WHEREAS, the Company intends to use a portion of the proceeds from the Public Offering to repurchase all of its outstanding shares of Preferred Stock;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

REPURCHASE

1.1 Share Repurchase. Upon consummation of the Public Offering, (the “Repurchase Date”), and effective solely upon such consummation and the other terms of this Agreement, each Selling Stockholder agrees to sell, and the Company agrees to repurchase, the number of shares of Preferred Stock set forth opposite such Selling Stockholder’s name on Schedule I hereto (with respect to each Selling Stockholder, such Selling Stockholder’s “Repurchased Shares”).

1.2 Consideration. The aggregate consideration payable by the Company for the Repurchased Shares (the “Repurchase Price”) shall equal the applicable Liquidation Preference (as defined in the Company’s Amended and Restated Certificate of Incorporation), including accrued and unpaid dividends, of such Repurchased Shares as of the Repurchase Date. The applicable Repurchase Price shall be payable to each Selling Stockholder upon receipt by the Company of the share certificates representing such Selling Stockholders’ Repurchased Shares and all other documents evidencing the Selling Stockholder’s ownership of the Repurchased Shares, properly endorsed by the Selling Stockholder for transfer to the Company or accompanied by properly executed assignments to the Company in proper form, together with transfer tax stamps, if any. Payment of the applicable Repurchase Price shall be made by wire transfer to those Selling Stockholders who have provided wire transfer instructions to the Company at least 2 business days prior to the Repurchase Date or by check.

1.3 Cessation of Rights. Unless there shall have been a default in payment by the Company of the Repurchase Price, all rights of the Selling Stockholders to the Repurchased Shares shall cease with respect to such shares from and after the Repurchase Date and the Selling Stockholders shall cease to be stockholders of the Company with respect to such Repurchased Shares and shall be entitled only to receive the applicable Repurchase Price, without interest, upon surrender of the share certificates representing such Repurchased Shares and other documents as provided in Section 1.2 above.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Parties. The Company represents to each Selling Stockholder and each Selling Stockholder represents, severally, and not jointly, to the Company that:

(a) such party has the full power and authority to enter into, execute and deliver this Agreement and to perform the transactions contemplated hereby and, if such party is not a natural person, such party is duly incorporated or organized and existing under the laws of the jurisdiction of its incorporation or organization;

(b) the execution and delivery by such party of this Agreement and the performance by such party of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of such party;

(c) assuming the due authorization, execution and delivery hereof by the other parties, this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally; and

(d) the execution, delivery and performance of this Agreement by such party and the consummation of the transactions contemplated hereby will not, (i) violate any provision of the organizational or governance documents of such party, (ii) require such party to obtain any consent, approval or action of, or make any filing with or give any notice to, any governmental authority in such party’s country of organization or any other person pursuant to any instrument, contract or other agreement to which such party is a party or by which such party is bound, other than any such consent, approval, action or filing that has already duly obtained or made, (iii) conflict with or result in any material breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which such party is a party or by which such party is bound, (iv) violate any order, judgment or decree against, or binding upon, such party or upon its respective securities, properties or businesses, or (v) violate any law or regulation of such party’s country of organization or any other country in which it maintains its principal office.

2.2 Additional Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents, severally, and not jointly, to the Company that such Selling Stockholder owns beneficially and of record its Repurchased Shares and has good, valid and marketable title to its Repurchased Shares, free and clear of all encumbrances. Such Selling Stockholder has the unrestricted power and authority to transfer its Repurchased Shares to the Company. Upon delivery to the Company of the share certificates representing such Selling Stockholder’s Repurchased Shares and payment therefor, the Company shall acquire good, valid and marketable title to such Repurchased Shares, free and clear of all encumbrances.

ARTICLE III

MISCELLANEOUS

3.1 Survival. All of the representations and warranties made herein shall survive indefinitely.

3.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto in connection with the subject matter hereof.

3.3 Heirs, Successors and Assigns. The terms of this Agreement shall be binding upon, and shall inure to the benefit of the Company and the Selling Stockholders and their respective heirs, successors and assigns.

3.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. If a provision of this Agreement is held to be invalid and the rest of this Agreement is not invalidated, each party shall use all reasonable efforts to effect as far as practicable and valid under applicable law a new provision to achieve the purpose of such invalidated provision.

3.5 Counterparts. This Agreement may be executed by in any number of counterparts, each when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

3.6 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

3.7 GOVERNING LAW; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

(b) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE.

(c) The parties hereto irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in the County of New York, in the State of New York over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Repurchase Agreement on the date first written above.

EXLSERVICE HOLDINGS INC.

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	President and CFO

SELLING STOCKHOLDERS: OAK HILL CAPITAL PARTNERS, L.P.

BY: OHCP GenPar, L.P.,
Its general partner

BY: OHCP MGP, LLC,
Its general partner

By:	/s/ John R. Monsky
Name:	John R. Monsky
Title:	Vice President

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

BY: OHCP GenPar, L.P.,
Its general partner

BY: OHCP MGP, LLC,
Its general partner

By:	/s/ John R. Monsky
Name:	John R. Monsky
Title:	Vice President

FINANCIAL TECHNOLOGY VENTURES, L.P.

By:	Financial Technology Management, LLC, its general partner

By:	/s/ Richard N. Garman
Name:	Richard N. Garman
Title:	Managing Partner

FINANCIAL TECHNOLOGY VENTURES (Q), L.P.

By:	Financial Technology Management, LLC, its general partner

By:	/s/ Richard N. Garman
Name:	Richard N. Garman
Title:	Managing Partner

FINANCIAL TECHNOLOGY VENTURES II, L.P.

By:	Financial Technology Management II, LLC, its general partner

By:	/s/ Richard N. Garman
Name:	Richard N. Garman
Title:	Managing Partner

FINANCIAL TECHNOLOGY VENTURES II (Q), L.P.

By:	Financial Technology Management II, LLC, its general partner

By:	/s/ Richard N. Garman
Name:	Richard N. Garman
Title:	Managing Partner

/s/ Vikram Talwar
Vikram Talwar

/s/ Rohit Kapoor
Rohit Kapoor

Sumir Anand

Lalit Vaj

Sanjay Gupta

/s/ Vikas Bhalla
Vikas Bhalla

/s/ Deepak Dhawan
Deepak Dhawan

Pavan Bagai

Parul Kumar Gupta

Joby Joseph

Narasimha Kini

Amitabh Ganju

Gulshan Dua

Sandeep Gill

Suneal Singhal

Alka Misra

Sandeep Kejirwal

Bharat S. Hada

Baljinder Singh

SCHEDULE 1

Repurchased Shares

Selling Stockholder	Repurchased Shares
Oak Hill Capital Partners, L.P.	29,182.00
Oak Hill Capital Management Partners, L.P.	748.26
Financial Technology Ventures, L.P.	178.30
Financial Technology Ventures (Q), L.P.	4,810.07
Financial Technology Ventures II, L.P.	29.46
Financial Technology Ventures II (Q), L.P.	4,958.92
Vikram Talwar	1,496.51
Rohit Kapoor	1,496.51
Sumir Anand	113.18
Lalit Vij	219.49
Sanjay Gupta	129.70
Vikas Bhalla	181.38
Deepak Dhawan	282.94
Pavan Bagai	957.77
Parul Kumar Gupta	56.59
Joby Joseph	34.92
Narasimha Kini	84.88
Amitabh Ganju	42.44
Gulshan Dua	56.59
Sandeep Gill	49.88
Suneal Singhal	56.59
Alka Misra	39.91
Sandeep Kejirwal	19.95
Bharat S Hada	28.29
Baljinder Singh	49.88